     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 1997

                                               SECURITIES ACT FILE NO. 333-34325
                                       INVESTMENT COMPANY ACT FILE NO. 811-05397


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-2


[X]          Registration Statement Under The Securities Act of 1933
[X]                       Pre-Effective Amendment No. 1
[ ]                       Post-Effective Amendment No.
                                     and/or
[X]      Registration Statement Under The Investment Company Act of 1940
[X]                             Amendment No. 10
                        (check appropriate box or boxes)


                                   ----------

                            ROYCE GLOBAL TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   ----------

                           1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (Address of Principal Executive Offices)
                                 (800) 221-4268
              (Registrant's Telephone Number, including Area Code)

                                   ----------

                           CHARLES M. ROYCE, PRESIDENT
                            ROYCE GLOBAL TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                   ----------

                                   COPIES TO:


     FRANK P. BRUNO, ESQ.         HOWARD J. KASHNER, ESQ.         STEVEN M. FELSENSTEIN, ESQ.            GARY S. SCHPERO, ESQ.
      BROWN & WOOD LLP           ROYCE GLOBAL TRUST, INC.    STRADLEY, RONON, STEVENS & YOUNG, LLP    SIMPSON  THACHER & BARTLETT
   ONE WORLD TRADE CENTER      1414 AVENUE OF THE AMERICAS        2600 ONE COMMERCE SQUARE               425 LEXINGTON AVENUE
NEW YORK, NEW YORK 10048-0557   NEW YORK, NEW YORK 10019       PHILADELPHIA, PENNSYLVANIA 19103        NEW YORK, NEW YORK 10017



                                   ----------

       APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                   ----------

       If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

       If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-------------------------------------------------------------------------------
                           Amount       Proposed       Proposed     Amount of
 Title of Securities       Being         Maximum        Maximum     Registration
   Being Registered    Registered(1)    Offering       Aggregate      Fee(2)
                                          Price        Offering
                                       Per Share(1)     Price(1)
-------------------------------------------------------------------------------
    % Cumulative
Preferred Stock        800,000 Shares    $25.00       $20,000,000   $6,060.61
-------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the filing fee.
(2) Previously paid and transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.


                                   ----------

       THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                              CROSS-REFERENCE SHEET

Item Number in Form N-2                          Caption in Prospectus
-----------------------                          ---------------------

PART A - INFORMATION REQUIRED IN A PROSPECTUS

1.    Outside Front Cover.............   Outside Front Cover Page
2.    Inside Front and Outside Back
      Cover Page......................   Inside Front and Outside Back Cover
                                         Page; Underwriting

3.    Fee Table and Synopsis..........   Not Applicable
4.    Financial Highlights............   Financial Highlights
5.    Plan of Distribution............   Outside Front Cover Page; Prospectus
                                         Summary; Underwriting

6.    Selling Shareholders............   Not Applicable
7.    Use of Proceeds.................   Use of Proceeds; Investment
                                         Objective and Policies

8.    General Description of the
      Registrant......................   Front Cover Page; Prospectus
                                         Summary; The Fund; Investment
                                         Objective and Policies


9.    Management......................   Prospectus Summary; Investment
                                         Advisory and Other Services;
                                         Custodian, Transfer Agent and
                                         Dividend-Paying Agent

10.   Capital Stock, Long-Term Debt,
      and Other Securities............   Front Cover Page; Prospectus
                                         Summary; Tax Attributes of
                                         Preferred Stock Dividends;
                                         Capitalization; Investment Objective
                                         and Policies; Description of Cumulative
                                         Preferred Stock; Description of
                                         Capital Stock; Taxation


11.   Defaults and Arrears on Senior
      Securities......................   Not Applicable

12.   Legal Proceedings...............   Not Applicable

13.   Table of Contents of the
      Statement of Additional
      Information.....................   Table of Contents of Statement of
                                         Additional Information

PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

14.   Cover Page......................   Front Cover Page
15.   Table of Contents...............   Front Cover Page
16.   General Information and History.   Not Applicable
17.   Investment Objective and
      Policies........................   Not Applicable

18.   Management......................   Directors and Officers; Investment
                                         Advisory and Other Services


19.   Control Persons and Principal
      Holders of Securities...........   Principal Stockholders


20.   Investment Advisory and Other
      Services........................   Investment Advisory and Other
                                         Services

21.   Brokerage Allocation and Other
      Practices.......................   Brokerage Allocation and Other
                                         Practices

22.   Tax Status......................   Not Applicable


23.   Financial Statements............   Financial Statements



PART C - OTHER INFORMATION

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                 SUBJECT TO COMPLETION, DATED NOVEMBER 14, 1997


PROSPECTUS

                                 800,000 SHARES
                            ROYCE GLOBAL TRUST, INC.
                            % CUMULATIVE PREFERRED STOCK
                   (LIQUIDATION PREFERENCE $25.00 PER SHARE)

                                  -----------------
     The   % Cumulative Preferred Stock, liquidation preference $25.00 per share
(the 'Cumulative Preferred Stock'), to be issued by Royce Global Trust, Inc. (the 'Fund'), will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. The Fund is a closed-end diversified management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks by normally investing more than 75% of its assets in common stocks, convertible preferred stocks, convertible debentures and other equity securities. Royce & Associates, Inc. is the Fund's investment adviser.

     Dividends on the Cumulative Preferred Stock offered hereby, at the annual
rate of   % of the liquidation preference, are cumulative from the Date of
Original Issue thereof and are payable quarterly on March 23, June 23, September 23 and December 23, commencing on December 23, 1997.


     Dividends paid on the Cumulative Preferred Stock may consist of varying proportions of long-term capital gains (derived from the sale of assets held longer than 18 months), mid-term capital gains (derived from the sale of assets held longer than one year but not longer than 18 months), ordinary income, short-term capital gains and/or returns of capital. See 'Taxation'.
No assurance can be given, however, as to what percentage, if any, of such dividends will consist of the less highly taxed long-term capital gains and mid-term capital gains. Royce expects that, under current market conditions, the dividend to be paid on the Cumulative Preferred Stock in December 1997 will consist primarily of ordinary income and short-term capital gains.


     It is a condition to its issuance that the Cumulative Preferred Stock be rated 'aaa' by Moody's Investors Service, Inc. ('Moody's'). In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's, and the Fund will be required to maintain a certain discounted asset coverage with respect to the Cumulative Preferred Stock.

     The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25.00 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the 'Redemption Price') if the Fund fails to maintain a quarterly asset coverage of at least 225% or to maintain the discounted asset coverage required by Moody's or if certain corporate actions are authorized by the Fund's Board of Directors and Common Stockholders. Commencing December 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to December 1, 2002, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See 'Description of Cumulative Preferred Stock -- Redemption'.

                                                        (Continued on next page)


                                  -----------------
APPLICATION HAS BEEN MADE TO LIST THE CUMULATIVE PREFERRED STOCK ON THE
  AMERICAN STOCK EXCHANGE (THE 'AMEX'). TRADING OF THE CUMULATIVE PREFERRED
     STOCK ON THE AMEX IS EXPECTED TO COMMENCE WITHIN 30 DAYS OF
                        THE DATE OF THIS PROSPECTUS. SEE 'UNDERWRITING'.



                                  ------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


---------------------------------------------------------------------------------------------------------------------------
                                                                                               UNDERWRITING
                                                                           PRICE TO            DISCOUNTS OR      PROCEEDS
                                                                          PUBLIC(1)           COMMISSIONS(2)     TO FUND(3)
---------------------------------------------------------------------------------------------------------------------------

Per Share..........................................................         $25.00                  $              $
---------------------------------------------------------------------------------------------------------------------------
Total(3)...........................................................      $20,000,000                $              $
---------------------------------------------------------------------------------------------------------------------------


   (1) Plus accumulated dividends, if any, from the Date of Original Issue.
   (2) The Fund and the investment adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
   (3) Before deducting offering expenses payable by the Fund, estimated at $190,000.

                               ---------------------


     The shares of Cumulative Preferred Stock are being offered by the Underwriter named herein, subject to prior sale, when, as and if accepted by it and subject to certain conditions. It is expected that delivery of the shares of Cumulative Preferred Stock will be made in book-entry form through the
facilities of The Depository Trust Company on or about November   , 1997.

                               ------------------
                               SMITH BARNEY INC.


November   , 1997


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

(Continued from cover page)

     If the Fund voluntarily terminates compliance with the Moody's guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased and, among other things, the Fund will no longer be required to maintain the discounted asset coverage required by Moody's. See 'Investment Objective and Policies -- Rating Agency Guidelines' and 'Description of Cumulative Preferred Stock -- Termination of Rating Agency Guidelines'.

     This Prospectus sets forth certain information an investor should know before investing and should be retained for future reference.


     A Statement of Additional Information dated November   , 1997 has been
filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the Statement of Additional Information appears on page 34 of this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or calling the Fund toll-free at (800) 221-4268.


                               ------------------
     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE 'UNDERWRITING'.

                               PROSPECTUS SUMMARY

     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.


The Fund; Investment Objective and
  Policies...................................  Royce Global Trust, Inc. (the 'Fund') has been engaged in business as a closed-end management investment company since its initial public offering in March 1988. Since November 1, 1996, when
                                                 Royce & Associates, Inc. ('Royce') became its investment
                                                 adviser, the Fund's investment objective has been long-term capital appreciation, which it seeks to achieve by normally investing more than 75% of its assets in common stocks,
                                                 convertible preferred stocks, convertible debentures and other equity securities. No assurance can be given that the Fund's investment objective will be achieved. Royce invests the Fund's assets in a limited number of domestic and foreign companies, selected using a value approach. While the Fund is not
                                                 restricted as to stock market capitalization, Royce focuses the
                                                 Fund's investments primarily in small-cap companies (companies with stock market capitalizations below $1 billion) with
                                                 significant business activities in the United States. The Fund's total return on the net asset value of its Common Stock for the eleven month period from November 1, 1996 to September 30, 1997, was 32.6%, and is not intended to indicate future performance.
                                                 See 'Investment Objective and Policies'.
The Investment Adviser; Fees.................  Royce also serves as investment adviser to other management investment companies, with aggregate net assets of approximately
                                                 $2.3 billion as of September 30, 1997, and manages other
                                                 institutional accounts. The Fund had another investment adviser and operated under a different investment strategy prior to
                                                 November 1, 1996.
                                               Charles M. Royce, Royce's President, Chief Investment Officer and
                                                 sole voting shareholder, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Portfolio Manager and
                                                 Managing Director, and by Jack E. Fockler, Jr., Managing
                                                 Director. See 'Investment Advisory and Other
                                                 Services -- Portfolio Management' herein and 'Directors and
                                                 Officers' in the Statement of Additional Information.
                                               As compensation for its services under the Investment Advisory
                                                 Agreement, Royce is entitled to receive a monthly fee equal to
                                                 1/12 of 1% (1% on an annualized basis) of the average net assets of the Fund for each month during the term of the Agreement.
                                                 Royce will voluntarily waive the portion of its investment advisory fee that is attributable to the amount of the proceeds to the Fund of this offering and of any other Preferred Stock offering for any month when the Fund's average annual NAV total return from the date of the Preferred Stock's original issue fails to exceed the Preferred Stock dividend rate during that period. Royce had voluntarily waived its fee until such time as the market price of the Fund's Common Stock closed for a period of 20 consecutive trading days at or above $5.28, the Fund's net asset value on October 31, 1996. This condition was satisfied on
                                                 August 20, 1997. See 'Investment Advisory and Other
                                                 Services -- Advisory Fee'.
The Offering.................................  The Fund is offering 800,000 shares of    % Cumulative Preferred
                                                 Stock, par value $.01 per share, liquidation preference $25.00 per share (the 'Cumulative Preferred Stock'), at a purchase price of $25.00 per share.
Dividends....................................  Dividends on the Cumulative Preferred Stock, at the annual rate of
                                                    % of the liquidation preference, are cumulative from the Date of Original Issue and are payable, when, as and if declared by the Board of Directors of the Fund out of funds legally
                                                 available therefor, quarterly on March 23, June 23, September 23 and December 23, commencing on December 23, 1997, to holders of record on the preceding March 6, June 6, September 6 and
                                                 December 6, respectively. See 'Description of Cumulative
                                                 Preferred Stock -- Dividends'.
Tax Attributes of Preferred Stock
  Dividends..................................  The Fund is required to allocate income taxed as long-term capital gains, as well as other types of income, proportionately among holders of shares of Common Stock and shares of Cumulative
                                                 Preferred Stock in accordance with the current position of the
                                                 Internal Revenue Service (the 'IRS'). Dividends paid on the
                                                 Cumulative Preferred Stock may consist of varying proportions of long-term capital gains, mid-term capital gains, ordinary income, short-term capital gains, and/or returns of capital.
                                                 Royce expects that in December 1997, under current market
                                                 conditions, the dividend paid on the Cumulative Preferred Stock will consist primarily of ordinary income and short-term capital gains. Certain investors in the Cumulative Preferred Stock may realize a tax benefit to the extent that dividends paid by the
                                                 Fund on those shares are composed of the less highly taxed long-term capital gains and mid-term capital gains. See 'Tax
                                                 Attributes of Preferred Stock Dividends'. No assurance can be given, however, as to what percentage, if any, of such dividends will consist of long-term or mid-term capital gains. To the extent that dividends on the shares of Cumulative Preferred
                                                 Stock are not paid from long-term or mid-term capital gains, they will be paid from net investment income (which includes both ordinary income and short-term capital gains) and taxed as ordinary income or will represent a return of capital.

Capital Gains Rate Reduction.................  Under recently enacted legislation, 'long-term capital gain' has been broken down into additional categories of gain, taxable at different rates for individual taxpayers. These categories include mid-term gain. Under this legislation, net mid-term gains on securities held for more than one year but not more than 18 months will be taxed at an individual taxpayer's
                                                 marginal Federal income tax rate, but not higher than 28%. Net long-term gains on securities held for more than 18 months will be taxed to individual taxpayers at a maximum rate of 20%. For individual taxpayers in the 15% marginal Federal income tax bracket, the tax rate on such gains now will be 10%. Different categories of long-term capital gains included in capital gains distributed to stockholders by the Fund or by any other RIC will generally be passed through to such stockholders, including preferred stockholders, and taxed at the related rate. See
                                                 'Taxation'.
Rating.......................................  It is a condition to its issuance that the Cumulative Preferred
                                                 Stock be issued with a rating of 'aaa' from Moody's Investors
                                                 Service, Inc. ('Moody's'). The Articles Supplementary creating and fixing the rights and preferences of the Cumulative
                                                 Preferred Stock (the 'Articles Supplementary') contain certain provisions which reflect guidelines established by Moody's (the
                                                 'Rating Agency Guidelines') in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue.
                                                 Although it is the Fund's present intention to continue to comply with the Rating Agency Guidelines, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to do so. If the Fund voluntarily
                                                 terminates compliance with the Rating Agency Guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased by .375% per annum and, among other things, the Fund will no longer be required to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. See 'Description of Cumulative Preferred Stock -- Termination of Rating Agency
                                                 Guidelines'.
Asset Coverage...............................  The Fund will be required to maintain, as of the last Business Day of March, June, September and December of each year, Asset
                                                 Coverage of at least 225% with respect to the Cumulative
                                                 Preferred Stock. This required Asset Coverage is greater than the 200% asset coverage required by Section 18 of the Investment
                                                 Company Act of 1940, as amended (the '1940 Act'). If the Fund had issued and sold the Cumulative Preferred Stock offered hereby as of June 30, 1997 and September 30, 1997, the Asset
                                                 Coverage would have been 350% and 376%, respectively. See
                                                 'Description of Cumulative Preferred Stock -- Asset
                                                 Maintenance'.
                                               Also, pursuant to the Rating Agency Guidelines, the Fund will be required to maintain a Portfolio Calculation for

                                                 Moody's at least equal to the Basic Maintenance Amount. The discount factors and guidelines for determining the Portfolio
                                                 Calculation have been established by Moody's in connection with the Fund's receipt of a rating on the Cumulative Preferred Stock on its Date of Original Issue of 'aaa' from Moody's. See
                                                 'Investment Objective and Policies -- Rating Agency Guidelines'.
Voting Rights................................  At all times, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will elect two members of the Fund's
                                                 Board of Directors, and holders of Cumulative Preferred Stock, any other Preferred Stock and Common Stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Fund to pay dividends on the Cumulative Preferred
                                                 Stock and/or any other Preferred Stock in an amount equal to two full years' dividends, holders of Cumulative Preferred Stock, voting as a separate class with any other outstanding shares of
                                                 Preferred Stock of the Fund, will have the right to elect the smallest number of directors that would constitute a majority of the directors until cumulative dividends have been paid or provided for. Holders of Cumulative Preferred Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Fund's Articles Supple-
                                                 mentary, the 1940 Act and Maryland law. Except as otherwise indicated in this Prospectus and as otherwise required by
                                                 applicable law, holders of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. See 'Description of
                                                 Cumulative Preferred Stock -- Voting Rights'.
Mandatory Redemption.........................  The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund in the event that the Fund fails to maintain the quarterly Asset Coverage or to maintain a
                                                 Portfolio Calculation at least equal to the Basic Maintenance
                                                 Amount required by Moody's and does not cure such failure by the applicable cure date. Any such redemption will be made for cash at a price equal to $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date (the 'Redemption Price'). In the event that shares are redeemed due to a failure to maintain the quarterly Asset
                                                 Coverage, the Fund may redeem a sufficient number of shares of
                                                 Cumulative Preferred Stock in order that the asset coverage, as defined in the 1940 Act, of the remaining outstanding shares of
                                                 Cumulative Preferred Stock and any other Preferred Stock after redemption, is up to 250%. In the event that shares are redeemed due to a failure to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount, the Fund may redeem a sufficient number of shares of Cumulative Preferred Stock in order that the Portfolio Calculation exceeds the Basic
                                                 Maintenance Amount of the remaining outstanding shares of
                                                 Cumulative Preferred Stock and any other Preferred Stock by up to 10%. The Cumulative Preferred Stock is also subject to
                                                 mandatory redemption in whole by the Fund at the Redemption
                                                 Price if the Fund's Board of Directors and Common Stockholders
                                                 authorize the dissolution of the Fund, any amendment to the
                                                 Articles of Incorporation which makes any class of the Fund's stock a redeemable security (as that term is defined in the 1940
                                                 Act), any plan of reorganization (as that term is defined in the
                                                 1940 Act) adversely affecting the Cumulative Preferred Stock or any other action requiring a vote of the Fund's security
                                                 holders as provided in Section 13(a) of the 1940 Act. See
                                                 'Description of Cumulative Preferred
                                                 Stock -- Redemption -- Mandatory Redemption'.
Optional Redemption..........................  Commencing December 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock, in whole or in part, for cash at a price equal to the Redemption Price. Prior to
                                                 December 1, 2002, the Cumulative Preferred Stock will be
                                                 redeemable at the option of the Fund at the Redemption Price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See
                                                 'Description of Cumulative Preferred Stock -- Redemp-
                                                 tion -- Optional Redemption'.
Liquidation Preference.......................  The liquidation preference of each share of Cumulative Preferred
                                                 Stock is $25.00 plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of distribution. See 'Description of Cumulative Preferred
                                                 Stock -- Liquidation Rights'.
Use of Proceeds..............................  The Fund will use the net proceeds from the offering of the
                                                 Cumulative Preferred Stock to purchase additional portfolio securities in accordance with its investment objective and policies. See 'Use of Proceeds'.
Listing......................................  Prior to this offering, there has been no public market for the
                                                 Cumulative Preferred Stock. Application has been made to list the shares of Cumulative Preferred Stock on the American Stock
                                                 Exchange (the 'AMEX'). However, during an initial period, which is not expected to exceed 30 days from the date of this
                                                 Prospectus, the Cumulative Preferred Stock may not be listed on such Exchange. During such period, the Underwriter intends to make a market in the Cumulative Preferred Stock; however, it has no obligation to do so. Consequently, an investment in the
                                                 Cumulative Preferred Stock may be illiquid during such period.
Special Considerations and Risk Factors......  The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived

                                                 credit quality of the Cumulative Preferred Stock and other factors.
                                               As indicated above, the Cumulative Preferred Stock is subject to redemption under specified circumstances. To the extent that the
                                                 Fund experiences a substantial decline in the value of its net assets, it may be required to redeem Cumulative Preferred Stock to restore compliance with the applicable asset coverage
                                                 requirements. See 'Description of Cumulative Preferred
                                                 Stock -- Redemption'.
                                               The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares either as a result of the Fund's termination of compliance with the Rating
                                                 Agency Guidelines or otherwise, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative
                                                 Preferred Stock. A reduction or withdrawal of the credit rating may have an adverse effect on the market value of the Cumulative
                                                 Preferred Stock. See 'Description of Cumulative Preferred
                                                 Stock -- Termination of Rating Agency Guidelines'.
                                               Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any outstanding indebtedness of the Fund. As of September 30,
                                                 1997, the Fund had no outstanding indebtedness and had not issued any Preferred Stock. See 'Investment Objective and
                                                 Policies -- Senior Securities'.
                                               The Fund invests a portion of its assets in securities of foreign issuers. Investments in such securities and in securities
                                                 denominated in foreign currencies involve risks not typically present in domestic investments, including fluctuations in foreign exchange rates, future foreign political and economic developments and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions
                                                 applicable to such investments. See 'Investment Objective and
                                                 Policies -- Investment Policies and Risk Factors'.
                                               All equity securities are subject to price volatility, the potential bankruptcy of the issuer, general movements in
                                                 markets, overall economic conditions and perceptions of
                                                 potential growth. The Fund primarily invests in common stocks, convertible preferred stocks, convertible debentures and other equity securities. See 'Investment Objective and
                                                 Policies -- Investment Policies and Risk Factors'.
Federal Income Tax Considerations............  The Fund has qualified, and intends to remain qualified, for
                                                 Federal income tax purposes, as a regulated investment company.
                                                 Qualification requires, among other things, compliance by the
                                                 Fund with certain distribution requirements. Limitations on distributions if the Fund failed to satisfy the Asset Coverage or Portfolio Calculation requirements could jeopardize the
                                                 Fund's ability to meet the distribution requirements. The Fund presently in-

                                                tends, however, to the extent possible, to purchase or redeem
                                                 Cumulative Preferred Stock if necessary in order to maintain compliance with such requirements. See 'Taxation' for a more complete discussion of these and other Federal income tax
                                                 considerations.
Custodian, Transfer and Dividend-Paying Agent
  and Registrar..............................  State Street Bank and Trust Company ('State Street') serves as the
                                                 Fund's custodian and, with respect to the Cumulative Preferred
                                                 Stock, as transfer and dividend paying agent and registrar and as agent to provide notice of redemption and certain voting rights. See 'Custodian, Transfer and Dividend -- Paying Agent
                                                 and Registrar'.

                  TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS



     The Fund intends to distribute to its stockholders substantially all of its net capital gains and net investment income. The Fund is a regulated investment company ('RIC'), and a RIC's distributions generally retain their character as capital gain or ordinary income when received by its preferred and common
stockholders. Thus, the stated    % dividends paid by the Fund to holders of the
Cumulative Preferred Stock may, for Federal income tax purposes, consist of varying proportions of long-term and mid-term capital gains, ordinary income and/or returns of capital.



     Long-term capital gains on assets held longer than 18 months by the Fund ('L/T Capital Gains') are currently taxable to individuals at a maximum rate of 20%. Mid-term capital gains on assets held longer than one year but not longer than 18 months by the Fund ('M/T Capital Gains') are currently taxable to individuals at a maximum rate of 28%. Ordinary income and short-term capital gains of the Fund ('Ordinary Income') are currently taxable to individuals at a maximum rate of 39.6%. Returns of capital would not be taxable to individuals in the year of receipt, but instead would reduce such investors' tax basis in the Cumulative Preferred Stock and thereby increase capital gain or reduce capital loss by the amount of such basis reductions upon such investors' sale of such stock.


    Although the Fund is not managed utilizing a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in the Cumulative Preferred Stock would, under current Federal income tax law, realize a tax advantage on their investment to the extent that distributions by the Fund to its stockholders were partially composed of the less highly taxed L/T Capital Gains and M/T Capital Gains. In contrast, preferred stockholders of corporations that are not RICs receive stated dividends comprised, for Federal income tax purposes, only of ordinary income.



     In 1994 and 1995, the Fund's distributions consisted entirely of Ordinary Income, and the Fund did not make any distributions in 1996. The Fund had another investment adviser and operated under a different investment strategy when the income included in these distributions was earned. Royce became the Fund's investment adviser and commenced implementing the Fund's current investment strategy on November 1, 1996. Royce expects that the stated dividend to be paid on the Cumulative Preferred Stock in December 1997 will, for Federal income tax purposes, consist primarily of Ordinary Income.



     The Federal income tax characteristics of the Fund and the taxation of its stockholders are described more fully under 'Taxation'.



ASSUMPTIONS



     The following table shows examples of the pure Ordinary Income equivalent yield that would be generated by the indicated stated dividend rate on the Cumulative Preferred Stock, assuming distributions for Federal income tax purposes consisting of four different proportions of L/T Capital Gains, M/T Capital Gains and Ordinary Income for an individual in the 31.0% Federal marginal income tax bracket. Both this table and the table that follows it assume the indicated proportions of L/T Capital Gains and M/T Capital Gains and pass-throughs of the 20% L/T Capital Gains and 28% M/T Capital Gains maximum tax rates. In reading these tables, prospective investors should understand that a number of factors could affect the actual composition for Federal income tax purposes of the Fund's distributions each year. Such factors include (i) the Fund's investment performance for any particular year, which may result in varying proportions of L/T Capital Gains, M/T Capital Gains, Ordinary Income and/or return of capital in the year's distributions, (ii) the timing of the realization of gains and losses during the Fund's taxable year and (iii) revocation or revision of the IRS revenue ruling requiring the proportionate allocation of L/T Capital Gains and M/T Capital Gains among holders of various classes of a closed-end RICs' capital stock.

       THESE TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND CANNOT BE TAKEN AS AN INDICATION OF THE ACTUAL COMPOSITION FOR FEDERAL INCOME TAX PURPOSES OF THE FUND'S FUTURE DISTRIBUTIONS OR OF THE STATED DIVIDEND RATE TO BE FIXED FOR THE CUMULATIVE PREFERRED STOCK.



                                                           A CUMULATIVE PREFERRED STOCK
                                                                  STATED ANNUAL
                                                                 DIVIDEND RATE OF
      PERCENTAGE OF CUMULATIVE PREFERRED STOCK                        7.50%*
        STATED ANNUAL DIVIDEND COMPRISED OF              IS EQUIVALENT FOR AN INDIVIDUAL
----------------------------------------------------      IN THE 31% FEDERAL INCOME TAX
                                            ORDINARY          BRACKET TO AN ORDINARY
L/T CAPITAL GAINS     M/T CAPITAL GAINS      INCOME              INCOME YIELD OF
------------------    ------------------    --------     --------------------------------
      33.3%                 33.3%            33.3%                    8.01%
      25.0%                 25.0%            50.0%                    7.88%
      16.7%                 16.7%            66.6%                    7.75%
        --                    --             100.0%                   7.50%



------------



* At stated annual dividend rates of 7.375% and 7.625%, the Ordinary Income equivalent yield for such an individual at each of the first three composition mixes presented above would be approximately .125% lower or higher, respectively, than the yields presented for a 7.50% stated dividend rate.



     Assuming a stated Cumulative Preferred Stock dividend consisting of 33.3% L/T Capital Gains, 33.3% M/T Capital Gains and 33.3% Ordinary Income, the following table shows the pure Ordinary Income equivalent yields that would be generated at the indicated stated dividend rate for individuals in the indicated tax brackets.



                                                                A CUMULATIVE PREFERRED STOCK
                                                                       STATED ANNUAL
                                                                      DIVIDEND RATE OF
                                                                           7.50%*
                                                                       IS EQUIVALENT
                                                                       TO AN ORDINARY
           1997 FEDERAL INCOME TAX BRACKET`D'                         INCOME YIELD OF
---------------------------------------------------------   ------------------------------------
39.6%....................................................                  8.79%
36.0%....................................................                  8.44%
31.0%....................................................                  8.01%
28.0%....................................................                  7.78%
15.0%`DD'................................................                  7.65%



------------



`D' Annual taxable income levels corresponding to the 1997 Federal marginal tax brackets are as follows: 39.6% -- over $271,050 for both single and joint returns; 36.0% -- $124,651 - $271,050 for single returns,
     $151,751 - $271,050 for joint returns; 31.0% -- $59,751 - $124,650 for single returns, $99,601 - $151,750 for joint returns;
     28.0% -- $24,651 - $59,750 for single returns, $41,201 - $99,600 for joint returns; and 15.0% -- up to and including $24,650 for single returns and up to and including $41,200 for joint returns. An investor's Federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.



* At a stated annual dividend rate of 7.375%, the Ordinary Income equivalent yield corresponding to the 1997 Federal marginal income tax brackets are as follows: 39.6% -- 8.64%; 36.0% -- 8.30%; 31.0% -- 7.87%; 28.0% -- 7.65%; and
   15.0% -- 7.52%. At a stated annual dividend rate of 7.625%, such yields are:
   39.6% -- 8.94%; 36.0% -- 8.58%; 31.0% -- 8.14%; 28.0% -- 7.91%; and 15.0% --
   7.77%.



`DD' Assumes pass-through of 10.0% L/T Capital Gain tax rate and 15.0% M/T Capital Gain tax rate.

                              FINANCIAL HIGHLIGHTS

     The selected data set forth below is for a share of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the financial statements of the Fund incorporated by reference into this Prospectus and the Statement of Additional Information. The financial information for the year ended December 31, 1996 has been audited by Ernst & Young LLP, independent auditors, as stated in their unqualified report accompanying such financial statements. The financial information for each of the seven years in the period ended December 31, 1995 and for the period from March 2, 1988 (commencement of operations) to December 31, 1988 has been audited by KPMG Peat Marwick LLP, independent accountants, whose reports thereon were unqualified. Financial information for the six months ended June 30, 1997 is unaudited.

                          SIX MONTHS
                             ENDED
                           JUNE 30,                                    YEAR ENDED DECEMBER 31,
                             1997        ------------------------------------------------------------------------------------
                          (UNAUDITED)     1996       1995       1994       1993       1992       1991       1990       1989
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD...............     $  5.52      $  5.09    $  4.70    $  5.24    $  4.99    $  6.01    $  5.59    $  5.91    $  5.52
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
INVESTMENT OPERATIONS:
  Net investment
    income.............        0.04         0.06       0.13       0.19       0.04       0.04       0.21       0.25       0.24
  Net realized and
    unrealized gain on
    investments and
    foreign currency...        0.80         0.35       0.36      (0.62)      0.46      (0.64)      0.49      (0.28)      0.41
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
  Total from investment
    operations.........        0.84         0.41       0.49      (0.43)      0.50      (0.60)      0.70      (0.03)      0.65
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
DIVIDENDS AND
  DISTRIBUTIONS:
  Net investment
    income.............      --            --         (0.16)     (0.11)     (0.03)     (0.02)     (0.17)     (0.24)     (0.23)
  Net realized gain on
    investments and
    foreign currency...      --            --         (0.01)     --         (0.22)     (0.05)     (0.11)     (0.05)     (0.03)
  Other sources........      --            --         --         --         --         (0.35)     --                    --
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
  Total dividends and
    distributions......      --            --         (0.17)     (0.11)     (0.25)     (0.42)     (0.28)     (0.29)     (0.26)
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
CAPITAL STOCK
  TRANSACTIONS.........      --             0.02       0.07      --         --         --         --         --         --
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF
  PERIOD...............     $  6.36      $  5.52    $  5.09    $  4.70    $  5.24    $  4.99    $  6.01    $  5.59    $  5.91
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
MARKET VALUE, END OF
  PERIOD...............     $  5.00      $  4.59    $  4.19    $  3.56    $  4.31    $  4.06    $  4.63    $  5.25    $  4.75
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
                          -----------    -------    -------    -------    -------    -------    -------    -------    -------
TOTAL RETURN:(A)
    Net asset value....      15.2%         --         --         --         --         --         --         --         --
    Market value.......       8.8%       9.6%       22.3%      (17.4%)    9.3%       (3.3%)     (4.5%)     16.9%      (17.0%)
RATIOS BASED ON AVERAGE
  NET ASSETS:
    Total
      expenses(b)......      0.64%*      1.91%      2.14%      2.27%      2.43%      2.21%      2.36%      2.48%      1.99%
    Net investment
      income...........      1.58%*      1.80%      2.80%      3.81%      0.74%      0.67%      4.01%      4.33%      4.34%
SUPPLEMENTAL DATA:
    Net assets, end of
      period (in
      thousands).......     $50,839    $44,154    $41,385    $41,106    $45,839    $43,615    $52,540    $48,830    $51,710
    Portfolio turnover
      rate.............         34%       159%        76%       483%       445%       267%       269%       312%       244%
    Average commission
      rate paid`D'.....     $0.0623    $0.0396      --         --         --         --         --         --         --

                             PERIOD FROM
                           (COMMENCEMENT OF
                         OPERATION) MARCH 2,
                         1988 TO DECEMBER 31,
                                 1988
                         --------------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD...............        $   5.57
                                -------
INVESTMENT OPERATIONS:
  Net investment
    income.............            0.28
  Net realized and
    unrealized gain on
    investments and
    foreign currency...           (0.03)
                                -------
  Total from investment
    operations.........            0.25
                                -------
DIVIDENDS AND
  DISTRIBUTIONS:
  Net investment
    income.............           (0.25)
  Net realized gain on
    investments and
    foreign currency...             --
  Other sources........           (0.05)
                                -------
  Total dividends and
    distributions......           (0.30)
                                -------
CAPITAL STOCK
  TRANSACTIONS.........            --
                                -------
NET ASSET VALUE, END OF
  PERIOD...............        $   5.52
                                -------
                                -------
MARKET VALUE, END OF
  PERIOD...............        $   6.00
                                -------
                                -------
TOTAL RETURN:(A)
    Net asset value....            --
    Market value.......            (2.7%)
RATIOS BASED ON AVERAGE
  NET ASSETS:
    Total
      expenses(b)......            2.17%*
    Net investment
      income...........            6.76%*
SUPPLEMENTAL DATA:
    Net assets, end of
      period (in
      thousands).......        $ 45,509
    Portfolio turnover
      rate.............              30%
    Average commission
      rate paid`D'.....           --


------------


 (a) The Net Asset Value and Market Value Total Returns assume a continuous stockholder who reinvested all net investment income dividends and capital gain distributions. The Market Value and Market Value Total Returns for the periods ended 1988, 1989 and 1990 are unaudited.



 (b) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 1997 and December 31, 1996, the expense ratios before the waivers would have been 1.64% and 2.08%, respectively.



  `D' For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.


  * Annualized.

                                    THE FUND


     Royce Global Trust, Inc. (the 'Fund') is a closed-end diversified management investment company. It was incorporated under the name 'America's All Season Fund, Inc.' under the laws of the State of Maryland on October 30, 1987 and is registered under the 1940 Act. The Fund commenced operations in March 1988. As of September 30, 1997, the Fund had 7,998,419 shares of Common Stock issued and outstanding, with an aggregate net asset value of $56,011,472. The Fund's principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 221-4268.


     The Fund seeks to achieve its investment objective of long-term capital appreciation by normally investing more than 75% of its assets in common stocks, convertible preferred stocks, convertible debentures and other equity securities. See 'Investment Objective and Policies'.

                                USE OF PROCEEDS

     The net proceeds of the offering are estimated at $19,180,000, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund's investment adviser expects to invest such proceeds in accordance with the Fund's investment objective and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments in which the Fund may invest. See 'Investment Objective and Policies -- Investment Policies and Risk Factors'.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of June 30, 1997, and as adjusted to give effect to this offering.

                                                                  OUTSTANDING    AS ADJUSTED
                                                                  -----------    -----------

Stockholders' equity:
  Preferred Stock, $.01 par value:
     No shares authorized, issued or outstanding; as adjusted,
       5,000,000 shares of    % Cumulative Preferred Stock
       authorized, and 800,000 of such shares issued and
       outstanding.............................................       --         $20,000,000
                                                                  -----------    -----------
                                                                  -----------    -----------
  Common Stock, $.01 par value:
     Authorized 100,000,000 shares; 7,998,419 shares issued and outstanding; as adjusted, 95,000,000 shares
       authorized..............................................   $    79,984    $    79,984
     Additional paid-in capital................................    39,913,578     39,093,578(1)
     Undistributed net investment income.......................     1,191,440      1,191,440
     Accumulated net realized gain on investments and foreign
       currency................................................     3,995,308      3,995,308
     Net unrealized appreciation on investments and foreign
       currency................................................     5,658,983      5,658,983
                                                                  -----------    -----------
Net assets applicable to outstanding Common Stock..............   $50,839,293    $50,019,293
                                                                  -----------    -----------
                                                                  -----------    -----------

------------

(1) After deducting underwriting discounts and estimated costs of this offering of $820,000.

                             PORTFOLIO COMPOSITION

     The following tables set forth certain unaudited information with respect to the Fund's investment portfolio as of June 30, 1997.

                                                                        VALUE       PERCENTAGE
                                                                     -----------    ----------

Common stock......................................................   $42,226,556        83.0%
U.S. Treasury obligations.........................................     4,006,880         7.9
Fixed income obligations..........................................       791,687         1.6
Cash and other assets less liabilities............................     3,814,170         7.5
                                                                     -----------    ----------
     Total investments............................................   $50,839,293       100.0%
                                                                     -----------    ----------
                                                                     -----------    ----------

SECTOR WEIGHTINGS IN COMMON STOCK PORTFOLIO

                                                                        VALUE       PERCENTAGE
                                                                     -----------    ----------

Industrial services...............................................   $ 8,059,189        15.8%
Industrial products...............................................     7,183,730        14.1
Consumer products.................................................     5,425,519        10.7
Financial services................................................     5,384,012        10.6
Financial intermediaries..........................................     4,406,675         8.7
Retail............................................................     4,050,337         8.0
Technology........................................................     2,446,600         4.8
Consumer services.................................................     2,354,000         4.6
Health............................................................     1,662,675         3.3
Natural resources.................................................     1,253,819         2.4
                                                                     -----------    ----------
     Total common stock...........................................   $42,226,556        83.0%
                                                                     -----------    ----------
                                                                     -----------    ----------

OTHER INFORMATION REGARDING COMMON STOCK INVESTMENTS


Number of issuers...................................................   72
Median market capitalization (total portfolio)......................   $518 million


                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term capital appreciation. It seeks to achieve this objective by normally investing more than 75% of its assets in common stocks, convertible preferred stocks, convertible debentures and other equity securities. There are market risks inherent in any investment, and there is no assurance that the investment objective of the Fund will be achieved.

     The Fund will normally invest more than 65% of its assets in securities of companies of at least three countries, including the United States. In most instances, investments will be made in companies principally based in the United States or the other developed countries of North America, Europe, Asia and Australia and not in emerging markets countries. Royce intends to invest primarily in American Depository Receipts ('ADRs'), in U.S. exchange-listed securities and in Nasdaq National Market System securities.

     The assets of the Fund that are not required to be invested in the equity securities of domestic and foreign companies may be invested in direct obligations of the U.S. Government or its agencies and in the non-convertible preferred stocks and debt securities of domestic and foreign companies.

INVESTMENT POLICIES AND RISK FACTORS

     Royce invests the Fund's assets primarily in a limited number of companies which, it believes, have unusually strong returns on assets, cash flows and balance sheets or unusual business strengths and/or prospects. Other characteristics, such as a company's growth potential and valuation considerations, are also used in selecting investments for the Fund. While it does not limit the stock market capitalizations of the companies in which the Fund may invest, Royce has historically focused on small-cap equity securities (companies with stock market capitalizations below $1 billion). Currently, the Fund invests primarily in companies which are either domiciled in the United States with global business activities or domiciled in foreign countries but with a substantial U.S. presence.

     Royce uses a 'value' method in managing the Fund's assets. Royce's value method is based on its belief that the securities of certain companies may sell at a discount from its estimate of such companies' 'private worth', that is, what a knowledgeable buyer would pay for the entire company. Royce attempts to identify and invest in these securities for the Fund, with the expectation that this 'value discount' will narrow in time and thus provide capital appreciation for the Fund's portfolio.

     Foreign Investments. The Fund invests a portion of its assets in securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers.

     There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. There is no assurance that Royce will be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

     The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes. Foreign investments may also be adversely affected by exchange control regulations, if any, in such foreign markets, and the Fund's ability to make certain distributions necessary to maintain eligibility as a regulated investment company and avoid the imposition of income and excise taxes may to that extent be limited.

     Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such taxes paid by the Fund will reduce its cash available for distribution to stockholders. The Fund is required to calculate its distributable income and capital gains for U.S. Federal income tax purposes by reference to the U.S. dollar. Fluctuations in applicable foreign currency exchange rates may cause the Fund's distributable income and capital gains for U.S. Federal income tax purposes to differ from the value of its investments calculated by reference to foreign currencies. If the Fund invests in stock of a so-called passive foreign investment company, the Fund may make certain elections that will affect the calculation of its net investment income and capital gains. See 'Taxation'.

     Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of sponsored or unsponsored ADRs, European Depositary Receipts ('EDRs') and Global Depositary Receipts ('GDRs') (collectively, 'Depositary Receipts') or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. Depositary Receipts are alternatives to the purchase of the underlying foreign securities in their national markets and currencies. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks associated with other investments in foreign securities, as discussed above.

     Fixed Income Securities. Up to 25% of the Fund's total assets may be invested in direct obligations of the U.S. Government or its agencies and in non-convertible preferred stocks and debt securities of various domestic and foreign issuers. Within this category, up to 5% of the Fund's total assets may be invested in below investment-grade debt securities, also known as high-yield/high-risk securities. Such debt securities may be in the lowest-rated categories of recognized rating agencies (C in the case of Moody's or D in the case of Standard & Poor's Ratings Services) or may be unrated. Such high-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

     Warrants, Rights or Options. The Fund may invest up to 5% of its total assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's 500 Composite Stock Price Index.

     Other Investment Companies. The Fund may also indirectly invest in the securities of domestic and foreign companies by investing in the securities of other investment companies that invest primarily in such companies. The other investment companies in which the Fund may invest may be domestic companies registered under the 1940 Act or foreign companies that are not so registered or otherwise regulated. They usually have their own management fees and expenses, and Royce will also earn its fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on any Fund assets invested in open-end investment companies, and no sales charge will be incurred on such an investment. See 'Investment Advisory and Other Services -- Advisory Fee'.

     Temporary Investments. The assets of the Fund are normally invested as described above. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering U.S. Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.

     Repurchase agreements are in effect loans by the Fund to its custodian, and the agreements for such transactions require the custodian to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral.

     Securities Lending. The Fund is authorized to lend up to 25% of its assets to qualified institutional investors for the purpose of realizing additional income. The Rating Agency Guidelines, however, limit the amount that the Fund may lend to 5% of its total assets. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

     Reverse Repurchase Agreements. The Fund is also authorized to enter into reverse repurchase agreements. However, the Rating Agency Guidelines prohibit such transactions. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be maintained in a segregated account with the Fund's custodian bank, and the reverse repurchase agreement is required to be marked to market each day.

     Senior Securities. The 1940 Act and the Fund's fundamental investment policies and restrictions (see ' -- Investment Restrictions') permit the Fund to issue and sell senior securities representing indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness and 200% for Preferred Stock and restrictive provisions concerning Common Stock dividend payments, other Common Stock distributions, stock repurchases and maintenance of asset coverage and giving senior securityholders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. While the issuance and sale of senior securities allows the Fund to raise additional cash for investments, it is a speculative investment technique, involving the risk considerations of leverage, potential dilution and increased share price volatility for the Common Stock of the Fund. In addition, the Fund may be required to sell investments in order to make required payments to senior securityholders when it may be disadvantageous to do so.

     The Cumulative Preferred Stock offered hereby is a senior security of the Fund. See 'Description of Cumulative Preferred Stock'. Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payment of interest and repayment of principal then due on any outstanding indebtedness of the Fund.


     As of September 30, 1997, the Fund had total assets of $56,127,373 and total liabilities of $115,900 and had not issued any debt securities or Preferred Stock. Accordingly, as of such date, the Fund could have, under such policies and restrictions, issued and sold senior securities representing indebtedness of up to $28,005,736 or Preferred Stock having an involuntary liquidation preference of up to $56,011,472 or various combinations of lesser amounts of both securities representing indebtedness and such Preferred Stock.


     The Fund's investment policies are subject to certain restrictions. See ' -- Investment Restrictions'.

RATING AGENCY GUIDELINES

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

     Moody's has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on their Date of Original Issue of 'aaa' by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various auction rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the 'Rating Agency Guidelines'.

     The Fund intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See 'Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption'. The Rating Agency Guidelines also exclude from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, certain types of securities in which the Fund may invest and prohibit the Fund's acquisition of futures contracts or options on futures contracts, prohibit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Fund's total assets. Royce does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objective. For a further discussion of the Rating Agency Guidelines, see 'Description of Cumulative Preferred Stock'.

     The Fund may, but is not required to, adopt any modifications to the Moody's guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in the Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. As set forth in the Articles Supplementary, the Board of Directors of the Fund may, without stockholder approval, adjust, modify, alter or change the Rating Agency Guidelines if Moody's advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the Cumulative Preferred Stock. Furthermore, under certain circumstances, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. If the Fund terminates compliance with the Rating Agency Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

     As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Moreover, the Rating Agency Guidelines do not address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and Royce and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

CHANGES IN INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective of long-term capital appreciation principally through investment in common stocks, convertible preferred stocks, convertible debentures and other equity securities is a fundamental policy of the Fund and may not be changed without approvals of holders of a majority of the Fund's outstanding shares of Common Stock and outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, and a majority of the outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under ' -- Investment Restrictions' below, the Fund does not consider its other policies to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as indicated above under ' -- Changes in Investment Objective and Policies'. The Fund may not:

          1. As to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.)

          2. Invest in any investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such company.

          3. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

          4. Purchase or sell commodities or commodity future contracts. (This restriction does not limit the Fund's use of financial futures and options thereon, or the investment of not more than 25% of the Fund's assets in gold and silver bullion or certificates for such precious metals. Illiquid investments in either gold, silver or certificates for gold or silver are limited to 10% of the Fund's assets.)

          5. Make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; (ii) by entering into securities lending transactions described in 'Investment Objective and Policies'; and (iii) by entering into reverse repurchase agreements, as described in 'Investment Objective and Policies'.

          6. Invest in the securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or the investment adviser owns more than .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company.

          7. Borrow money, except to the extent that it may (i) borrow from banks for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets or (ii) borrow in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made; provided that the Fund may engage in reverse repurchase agreements, as set forth in 'Investment Objective and Policies'.

          8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets, but only to secure borrowings authorized by Restriction 7 above.

          9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          10. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

          11. Invest for the purpose of exercising control or management of another company.

          12. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

          13. Concentrate its investments in any industry.

          14. Make purchases of securities on 'margin' from an affiliated person, provided that the Fund may engage in short sales and may satisfy margin requirements with respect to futures transactions.

     Notwithstanding Restriction 4 above, the Fund has no current intention of investing in financial futures and options thereon, gold and silver bullion or certificates for such precious metals.

     The policies set forth below are operating policies of the Fund and may be changed by the Board of Directors without stockholder approval or prior notice to stockholders. The Fund may not:

          a. Make investments which would cause more than 50% of the Fund's assets to be invested in equity securities traded exclusively in markets outside the United States.

          b. Invest in emerging market countries.

          Limitations a. and b. above do not prevent the Fund from purchasing sponsored or unsponsored depository receipts trading within the U.S. and/or developed markets in Europe which represent an interest in foreign equity securities trading in other markets, including securities of issuers located or trading in emerging market countries.

          c. Make investments which would cause more that 25% of the Fund's assets to be invested in non-equity securities traded exclusively in markets outside the U.S.

          d. Make investments which would cause more than 5% of the Fund's assets to be invested in below investment grade non-convertible debt securities.

          e. Deal in foreign currency futures, either for speculative or hedging purposes.

          f. Engage in 'swaps,' or invest more than 10% of its assets in illiquid securities.

          g. Make short sales of securities, other than short sales against-the-box in which, at the time of the short sale, the Fund holds or has an unrestricted right to receive the security to be sold short.

          h. Invest in derivative securities of a speculative nature. (This limitation is not intended to prevent the Fund from using investments in repurchase agreements, reverse repurchase agreements, warrants, rights, options and convertible securities.)

          i. Borrow from banks for leveraging purposes. (The Fund may, however, issue other senior securities under Section 18 of the 1940 Act.)

     If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

                     INVESTMENT ADVISORY AND OTHER SERVICES


     Royce is a New York corporation organized in February 1967, with its principal office at 1414 Avenue of the Americas, New York, New York 10019. It became the investment adviser of the Fund on November 1, 1996, succeeding another company that managed the Fund's assets using a different investment strategy from that used by Royce. Royce also serves as investment adviser to other management investment companies, with aggregate net assets of approximately $2.3 billion as of September 30, 1997, and manages other institutional accounts.


     Under the Fund's Articles of Incorporation, as amended, and the Maryland General Corporation Law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

PORTFOLIO MANAGEMENT


     Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Portfolio Manager and Managing Director, and by Jack E. Fockler, Jr., Managing Director. Mr. George is a Managing Director (since April 1997) and Vice President (since August 1993) of Royce and has been employed by Royce since 1991. Mr. Fockler is a Managing Director (since April 1997) and Vice President (since August 1993) of Royce and has been employed by Royce since 1989. See 'Directors and Officers' in the Statement of Additional Information.


INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between the Fund and Royce, Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; furnishes, without expense to the Fund, the services of those of its executive officers and full-time employees who may be duly elected directors or executive officers of the Fund and pays their compensation and expenses; and pays all expenses incurred in performing its investment advisory duties under the Agreement.

     The Fund pays all of its own administrative and other costs and expenses attributable to its operations and transactions (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; listing fees and expenses; Federal, state and local taxes; non-affiliated directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.

ADVISORY FEE

     As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund. Because the fee is computed based on the Fund's net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because preferred stock is a form of equity, Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for any Preferred Stock that may be issued and sold by the Fund, including the Cumulative Preferred Stock.


     Royce has agreed to reduce the monthly fees payable to it under the Investment Advisory Agreement to the extent necessary so that the ratio of the expenses of the Fund (including the fees payable to Royce, but excluding interest, dividends on securities sold short, taxes, brokerage commissions, distribution fees, amortization of organization expenses and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) will not exceed, for each of the fiscal years of the Fund ending December 31, 1997 and 1998, 1.75% of the Fund's average net assets for such fiscal year. Royce will voluntarily reduce this ratio to 1.375%, effective for the period from the Date of Original Issue to December 31, 1997 and for the fiscal year ending December 31, 1998.



     Royce will also waive the portion of its investment advisory fee that is attributable to the amount of the proceeds to the Fund of this offering and of any other Preferred Stock offering for any month when the Fund's NAV average annual total return (before reduction for that portion of the fee for the month that is subject to potential waiver) from the date of the Preferred Stock's original issue fails to exceed the Preferred Stock dividend rate during that period.


     Royce had voluntarily waived the investment advisory fees payable to it by the Fund until such time as the market price of the Fund's Common Stock, adjusted for any distributions to stockholders or other capital transactions, closed for a period of 20 consecutive trading days at or above $5.28, the net asset value of a share of the Fund's Common Stock on October 31, 1996. This condition was satisfied on August 20, 1997.

                   DESCRIPTION OF CUMULATIVE PREFERRED STOCK

     The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL

     Under the Articles Supplementary, the Fund will be authorized to issue up to 5,000,000 shares of Cumulative Preferred Stock, 800,000 of which are being offered hereby. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were no shares of Cumulative Preferred Stock or any other Preferred Stock of the Fund issued or outstanding. The Board of Directors reserves the right to issue additional shares of Cumulative Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

DIVIDENDS

     Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate
of   % of the liquidation preference of $25.00 per share, payable quarterly on
March 23, June 23, September 23 and December 23 (each, a 'Dividend Payment Date'), commencing on December 23, 1997, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding March 6, June 6, September 6 and December 6, respectively.

     Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the 'Date of Original Issue').

     No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

     For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (i) immediately after such transaction, the Fund will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Fund will maintain the Asset Coverage (see ' -- Asset Maintenance' and ' -- Redemption' below), (ii) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Paying Agent) and (iii) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an 'asset coverage' (as defined by the 1940 Act) of at least 225% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the 'Asset Coverage'). This required Asset Coverage is higher than the 200% asset coverage required by the 1940 Act. If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured in 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See
' -- Redemption' below.

     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold on June 30, 1997, the Asset Coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $820,000), would have been computed as follows:

              Value of Fund assets less liabilities not
                    constituting senior securities                        = $70,019,293     =  350%
     Senior securities representing indebtedness plus liquidation           $20,000,000
             preference of the Cumulative Preferred Stock


     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold on September 30, 1997 (after giving effect to the deduction of underwriting discounts and estimated offering expenses), the Asset Coverage would have been approximately 376%.


     Basic Maintenance Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under 'Investment Objective and Policies -- Rating Agency Guidelines', having an aggregate discounted value (a 'Portfolio Calculation') at least equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preference of the Cumulative Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See ' -- Redemption' below.

     Any security not in compliance with the Rating Agency Guidelines will be excluded from the Portfolio Calculation.

     The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Fund and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.

     On or before the third Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a Basic Maintenance Report. Within ten Business Days after delivery of such report relating to the Quarterly Valuation Date, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the 'Redemption Price'), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

          (i) the Fund fails to maintain the quarterly Asset Coverage, and such failure is not cured on or before 60 days following such failure (a 'Cure Date'); or

          (ii) for so long as the Fund is complying with the Rating Agency Guidelines, the Fund fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a 'Cure Date').


     If the Board of Directors and the holders of the number of shares of the Common Stock of the Fund entitled and required by applicable law to be cast thereon vote to authorize the dissolution of the

Fund, any amendment to the Articles of Incorporation which makes any class of the Fund's stock a redeemable security (as that term is defined in the 1940
Act), any plan of reorganization (as that term is defined in the 1940 Act) adversely affecting the Cumulative Preferred Stock or any other action requiring a vote of security holders of the Fund as provided in Section 13(a) of the 1940 Act, then, notwithstanding the vote or failure to vote on such actions of the holders of shares of the Cumulative Preferred Stock, the Fund (i) may take such actions, subject to satisfying any futher requirements of applicable law, and
(ii) shall, prior to taking such actions, give a Notice of Redemption with respect to the redemption of all shares of the Cumulative Preferred Stock then outstanding and redeem such shares.


     The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the 'asset coverage', as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 250%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of
(ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemptions by up to 10%.

     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund is required to redeem on such redemption date that number of shares for which it has legally available funds and is otherwise able to redeem, ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ('Notice of Redemption').

     If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock may be made.


     Optional Redemption. Prior to December 1, 2002, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'). Commencing December 1, 2002 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.


     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the 'Liquidation Preference'), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

     Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

VOTING RIGHTS


     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a class, to the exclusion of the holders of all other securities, including other Preferred Stock, Common Stock and other classes of capital stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not materially adversely affect any of the contract rights of holders of such other securities, including other Preferred Stock, Common Stock and other classes of capital stock, as expressly set forth in the Fund's Charter, and (ii) holders of outstanding shares of Cumulative Preferred Stock will not be entitled to vote on matters affecting any other Preferred Stock that do not materially adversely affect any of the contract rights of holders of the Cumulative Preferred Stock, as expressly set forth in the Charter.


     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient Deposit Securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends; or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate automatically.

     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of two-thirds of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. See ' -- Termination of Rating Agency Guidelines' below. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under 'Investment Objective and Policies'. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question. See 'Description of Capital Stock -- Certain Voting Requirements'.

     The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Paying Agent to effect such redemption.

TERMINATION OF RATING AGENCY GUIDELINES

     The Articles Supplementary provide that the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines, in which case the Fund will no longer be required to comply with such guidelines, provided that (i) the Fund has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Fund is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, (iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock is listed on the AMEX or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the cumulative cash dividend rate payable on the Cumulative Preferred Stock is increased by .375% per annum.

     If the Fund terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

LIMITATION ON ISSUANCE OF ADDITIONAL PREFERRED STOCK

     So long as any shares of Cumulative Preferred Stock are outstanding, the Articles Supplementary provide that the Fund may issue and sell up to 4,200,000 additional shares of the Cumulative Preferred Stock and/or shares of one or more other series of the Preferred Stock, provided that (i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Fund's receipt and application of the proceeds thereof, the Fund will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding, and (ii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

ABILITY TO MODIFY ARTICLES SUPPLEMENTARY

     The Articles Supplementary provide that, to the extent permitted by law, the Board of Directors may, without the vote of the holders of the Cumulative Preferred Stock or any other capital stock of the Fund, amend the provisions of the Articles Supplementary to resolve any inconsistency or ambiguity or remedy any formal defect, so long as the amendment does not materially adversely affect any of the contract rights set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other capital stock of the Fund or, if the Fund has not previously terminated compliance with the Rating Agency Guidelines, adversely affect the then current rating on the Cumulative Preferred Stock by Moody's.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

     The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund may, however, repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

BOOK-ENTRY

     Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ('Cede'), as nominee for The Depositary Trust Company ('DTC'). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting the Transfer Agent (as defined below).

                          DESCRIPTION OF CAPITAL STOCK

CAPITAL STOCK

     Common Stock. The Fund is authorized to issue 95,000,000 shares of Common Stock, par value $.01 per share. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a Nasdaq National Market System-listed company, the Fund is required to hold annual meetings of its stockholders.

     Preferred Stock. The Board of Directors is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. In this regard, the Board of Directors has reclassified 5,000,000 shares of unissued Common

Stock as Cumulative Preferred Stock, of which 800,000 are offered hereby. The terms of the Cumulative Preferred Stock materially limit and/or qualify the rights of the holders of the Fund's Common Stock. See 'Description of Cumulative Preferred Stock'.

     The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of the date of this Prospectus.

                                                                                            AMOUNT
                                                                                         OUTSTANDING
                                                                                          (EXCLUSIVE
                                                                                              OF
                                                                          AMOUNT HELD    AMOUNT HELD
                                                                            BY FUND        BY FUND
                                                          AMOUNT          FOR ITS OWN      FOR ITS
                  TITLE OF CLASS                        AUTHORIZED          ACCOUNT      OWN ACCOUNT)
--------------------------------------------------   -----------------    -----------    ------------

Common Stock......................................   95,000,000 shares        -0-          7,998,419
Cumulative Preferred Stock........................    5,000,000 shares        -0-            -0-

CERTAIN VOTING REQUIREMENTS


     Under the Fund's Charter, (i) the dissolution of the Fund; (ii) a merger or consolidation of the Fund (in which the Fund is not the surviving corporation);
(iii) the sale, lease, exchange or other disposal of all or substantially all the property and assets of the Fund to any individual or entity; or (iv) any amendment of the Articles of Incorporation which makes any class of the Fund's stock redeemable securities (as that term is defined in the 1940 Act) will have to be approved by the holders of at least 66 2/3% of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class. Such 66 2/3% vote, which will also be required to alter, amend or repeal the provision of the Fund's Charter containing these voting requirements, is the vote provided for certain of these matters by the Maryland General Corporation Law in the absence of the Charter providing for a greater or lesser percentage.


     The foregoing voting requirements could have the effect of limiting the ability of third parties to acquire control of the Fund. This could in turn have the effect of depriving stockholders of potential opportunities to sell their shares at above market prices.

                                    TAXATION

     The following Federal income tax discussion is based on the advice of Brown & Wood LLP, special counsel to the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws are subject to being changed retroactively or prospectively.


     The Fund intends to continue to qualify for the special tax treatment afforded RICs under Subchapter M of the Code. If it so qualifies, the Fund (but not its stockholders) will not be subject to Federal income tax on the part of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year, provided that it distributes at least 90% of its net investment income for such taxable year to them. The Fund intends to distribute substantially all of such income.


TAXATION OF STOCKHOLDERS

     Dividends paid by the Fund from its net investment income (such dividends referred to hereafter as 'ordinary income dividends') are taxable to stockholders as ordinary income. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund ('capital gain dividends') are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Capital gain dividends may be taxed at a lower rate than ordinary income dividends for certain non-corporate taxpayers. Under recent legislation, 'long-term capital gain' has been broken down into additional categories of gain, taxable at different rates for individual taxpayers. These categories include mid-term gain as well as certain other categories of gain that the Fund does not expect to realize. Net mid-term gains on securities held longer than one year but not longer than 18 months are taxed at the taxpayer's marginal Federal income tax rate, but not higher than 28%. Net long-term gains on securities held longer than 18 months are taxed at a maximum rate of 20%.



     Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the portions of its capital gain dividends that constitute mid-term gain and long-term gain. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.


     Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

     The Code provides that capital gain recognized on the termination of a position held as part of a 'conversion transaction' will be treated as ordinary income, to the extent it does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A 'conversion transaction,' for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Cumulative Preferred Stock because dividends paid with respect to the Cumulative Preferred Stock will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.


     Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ('backup withholding'). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

     At the time of a stockholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.


     Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gains to holders of Common Stock and holders of Cumulative Preferred Stock. The amount of net capital gains and other types of income allocable among the Cumulative Preferred Stock and the Common Stock will depend upon the amount of such net capital gains and other income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and Cumulative Preferred Stock during a taxable year.

     In the opinion of Brown & Wood LLP, under current law, the manner in which the Fund intends to allocate net capital gains and other taxable income between shares of Common Stock and Cumulative Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocation of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

TAXATION OF THE FUND


     Qualification as a RIC requires, among other things, (i) that at least 90% of the Fund's gross income in each taxable year consist of certain types of income, including dividends, interest, gains from the disposition of stocks and securities, and other investment-type income, and (ii) that for the Fund's taxable year beginning on January 1, 1997, less than 30% of its gross income be derived from the sale of certain types of securities held for less than three months (the 'short-short test'). The short-short test for RIC qualification has been repealed for the Fund's taxable years beginning on January 1, 1998 and thereafter. In addition, the Fund's investments must meet certain diversification standards.


     The Code requires a RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. See 'Description of Cumulative Preferred Stock -- Dividends'. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation of such income, or might prevent it from distributing enough ordinary income and capital gains to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem the shares of Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then, except as provided in regulations to be promulgated, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ('high yield securities'). Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income (and to be required to distribute such income) before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

     Foreign currency gains or losses from certain debt instruments or arising from delays between accrual and receipt of investment income will generally be treated as ordinary income or loss, and will therefore generally increase or decrease the amount of the Fund's net investment income available for distribution as ordinary income dividends. If substantial in relation to net investment income, such foreign currency losses could affect the ability of the Fund to distribute ordinary income dividends in a taxable year, and could require all or a portion of distributions made before the losses were realized, but in the same taxable year, to be recharacterized as a return of capital.

     If the Fund invests in stock of a so-called passive foreign investment company ('PFIC'), it may be subject to Federal income tax at ordinary rates, and an additional charge in the nature of interest, on a portion of its distributions from the PFIC and on gain from the disposition of the shares of the PFIC, even if such distributions and gain are paid by the Fund as a dividend to its stockholders. In some cases, the Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, under recent legislation, the Fund could elect to mark to market at the end of each taxable year its shares in PFICs; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

OTHER TAXATION

     Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

              CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     State Street Bank, which is located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the securities, cash and other assets of the Fund, as dividend-paying agent and as transfer agent and registrar for the Fund's Cumulative Preferred Stock. Stockholder inquiries should be directed to P.O. Box 8100, Boston, Massachusetts 02266-8100 (Tel. No. (800) 426-5523).

                                  UNDERWRITING


     Upon the terms and subject to the conditions contained in an Underwriting Agreement dated the date hereof, Smith Barney Inc. (the 'Underwriter') has agreed to purchase, and the Fund has agreed to sell to the Underwriter, the 800,000 shares of Cumulative Preferred Stock offered hereby.



     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby is subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to take and pay for all shares of Cumulative Preferred Stock offered hereby if any are taken.



     The Underwriter proposes to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of
$       per share under the public offering price. The Underwriter may allow,
and such dealers may reallow, a concession not in excess of $       per share to
certain other dealers. After the initial offering of the shares of Cumulative Preferred Stock to the public, the public offering price and such concessions
may be changed by the Underwriter. The underwriting discount of $       per
share is equal to    % of the initial offering price. Investors must pay for any
shares of Cumulative Preferred Stock purchased on or before November   , 1997.


     The Fund and Royce have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Underwriter has advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A 'stabilizing bid' is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriter for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock. A 'covering transaction' is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriter to reduce a short position incurred by the Underwriter in connection with the offering. A 'penalty bid' is an arrangement permitting the Underwriter to reclaim the selling concession otherwise accruing to the Underwriter in connection with the offering if any of the Cumulative Preferred Stock originally sold by the Underwriter is purchased in a covering transaction and has therefore not been effectively placed by the Underwriter. The Underwriter has advised the Fund that such transactions may be effected on the AMEX or otherwise and, if commenced, may be discontinued at any time.

     The Underwriter has acted in the past and may continue to act from time to time, during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder, as a broker or dealer in connection with the execution of portfolio transactions for the Fund. See 'Brokerage Allocation and Other Practices' in the Statement of Additional Information.


     Prior to the offering, there has been no public market for the Cumulative Preferred Stock. Application has been made to list the Cumulative Preferred Stock on the AMEX. However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriter intends to make a market in the Cumulative Preferred Stock; however, it has no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

     The Fund has agreed that it will not sell or otherwise dispose of any senior securities of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 60 days after the date of this Prospectus, without the prior written consent of the Underwriter.

                                 LEGAL MATTERS

     Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, counsel to the Fund. Certain legal matters will be passed on by Brown & Wood LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, counsel to the Underwriter. Brown & Wood LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Stradley Ronon Stevens & Young, LLP.

                                    EXPERTS

     Ernst & Young LLP are the current independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption 'Financial Highlights' at December 31, 1996, and for the year then ended, included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, and for periods prior to 1996 by KPMG Peat Marwick LLP, independent auditors, as set forth in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. Ernst & Young LLP has an office at 787 Seventh Avenue, New York, New York 10019, and also performs tax and other professional services for the Fund. The address of KPMG Peat Marwick LLP is 111 North Orange Avenue, Suite 1600, Orlando, Florida 32802.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

     This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION


     A Statement of Additional Information dated November   , 1997, has been
filed with the Commission and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:



                                                                                          PAGE
                                                                                          ----

Principal Stockholders.................................................................   B-2
Directors and Officers.................................................................   B-2
Code of Ethics and Related Matters.....................................................   B-5
Investment Advisory and Other Services.................................................   B-5
Brokerage Allocation and Other Practices...............................................   B-6
Net Asset Value........................................................................   B-7
Financial Statements...................................................................   B-7

                                    GLOSSARY

     'Articles Supplementary' means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.


     'Asset Coverage' has the meaning set forth on page 22 of this Prospectus.



     'Basic Maintenance Amount' means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation
Date) less (ii) (A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and
(ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of (i)(B) through
(i)(D) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.


     'Business Day' means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

     'Charter' means the Articles of Incorporation, as amended and supplemented (including these Articles Supplementary), of the Fund on file in the Maryland State Department of Assessments and Taxation.

     'Common Stock' means the Common Stock, par value $.01 per share, of the Fund.

     'Cumulative Preferred Stock' means the   % Cumulative Preferred Stock, par
value $.01 per share, of the Fund.


     'Date of Original Issue' has the meaning set forth on page 22 of this Prospectus.


     'Deposit Securities' means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

     'Discounted Value' means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof, or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.


     'Dividend Payment Date' has the meaning set forth on page 22 of this Prospectus.


     'Fund' means Royce Global Trust, Inc., a Maryland corporation.


     'Liquidation Preference' has the meaning set forth on page 25 of this Prospectus.


     'Moody's' means Moody's Investors Service, Inc.

     'Moody's Discount Factor' means, with respect to a Moody's Eligible Asset specified below, the following applicable number:

                     TYPE OF MOODY'S ELIGIBLE ASSET                        MOODY'S DISCOUNT FACTOR
------------------------------------------------------------------------ ---------------------------
Moody's Short-Term Money Market Instruments (other than U.S. Government
  Obligations set forth below) and other commercial paper:
     Demand or time deposits, certificates of deposit and bankers'
       acceptances includible in Moody's Short-Term Money Market
       Instruments......................................................            1.00
     Commercial paper rated P-1 by Moody's maturing in 30 days or
       less.............................................................            1.00
     Commercial paper rated P-1 by Moody's maturing in more than 30 days
       but in 270 days or less..........................................            1.15
     Commercial paper rated A-1+ by S&P maturing in 270 days or less....            1.25
     Repurchase obligations includible in Moody's Short-Term Money
       Market Instruments if term is less than 30 days and counterparty
       is rated at least A2.............................................            1.00
     Other repurchase obligations....................................... Discount Factor applicable to underlying assets

Common stocks...........................................................            3.00
Preferred stocks:
     Auction rate preferred stocks......................................            3.50
     Other preferred stocks issued by issuers in the financial and
       industrial industries............................................            2.35
     Other preferred stocks issued by issuers in the utilities
       industry.........................................................            1.60
U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below) with remaining terms to maturity of:
     1 year or less.....................................................            1.08
     2 years or less....................................................            1.15
     3 years or less....................................................            1.20
     4 years or less....................................................            1.26
     5 years or less....................................................            1.31
     7 years of less....................................................            1.40
     10 years or less...................................................            1.48
     15 years or less...................................................            1.54
     20 years or less...................................................            1.61
     30 years or less...................................................            1.63

                     TYPE OF MOODY'S ELIGIBLE ASSET                        MOODY'S DISCOUNT FACTOR
------------------------------------------------------------------------ ---------------------------
U.S. Treasury Securities Strips with remaining terms to maturity of:
     1 year or less.....................................................            1.08
     2 years or less....................................................            1.16
     3 years or less....................................................            1.23
     4 years or less....................................................            1.30
     5 years or less....................................................            1.37
     7 years or less....................................................            1.51
     10 years or less...................................................            1.69
     15 years or less...................................................            1.99
     20 years or less...................................................            2.28
     30 years or less...................................................            2.56

Corporate bonds:
     Corporate bonds rated Aaa with remaining terms to maturity of:
          1 year or less................................................            1.14
          2 years or less...............................................            1.21
          3 years or less...............................................            1.26
          4 years or less...............................................            1.32
          5 years or less...............................................            1.38
          7 years or less...............................................            1.47
          10 years or less..............................................            1.55
          15 years or less..............................................            1.62
          20 years or less..............................................            1.69
          30 years or less..............................................            1.71

     Corporate bonds rated Aa with remaining terms to maturity of:
          1 year or less................................................            1.19
          2 years of less...............................................            1.26
          3 years or less...............................................            1.32
          4 years or less...............................................            1.38
          5 years or less...............................................            1.44
          7 years or less...............................................            1.54
          10 years or less..............................................            1.63
          15 years or less..............................................            1.69
          20 years or less..............................................            1.77
          30 years or less..............................................            1.79

     Corporate bonds rated A with remaining terms to maturity of:
          1 year or less................................................            1.24
          2 years or less...............................................            1.32
          3 years or less...............................................            1.38
          4 years or less...............................................            1.45
          5 years or less...............................................            1.51
          7 years or less...............................................            1.61
          10 years or less..............................................            1.70
          15 years or less..............................................            1.77
          20 years or less..............................................            1.85
          30 years or less..............................................            1.87

                     TYPE OF MOODY'S ELIGIBLE ASSET                        MOODY'S DISCOUNT FACTOR
------------------------------------------------------------------------ ---------------------------
Convertible corporate bonds with senior debt securities rated Aa issued by the following types of issuers:
     Utility............................................................            1.80
     Industrial.........................................................            2.97
     Financial..........................................................            2.92
     Transportation.....................................................            4.27
Convertible corporate bonds with senior debt securities rated A issued by the following types of issuers:
     Utility............................................................            1.85
     Industrial.........................................................            3.02
     Financial..........................................................            2.97
     Transportation.....................................................            4.32
Convertible corporate bonds with senior debt securities rated Baa issued by the following types of issuers:
     Utility............................................................            2.01
     Industrial.........................................................            3.18
     Financial..........................................................            3.13
     Transportation.....................................................            4.48
Convertible corporate bonds with senior debt securities rated Ba issued by the following types of issuers:
     Utility............................................................            2.02
     Industrial.........................................................            3.19
     Financial..........................................................            3.14
     Transportation.....................................................            4.49
Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following types of issuers:
     Utility............................................................            2.12
     Industrial.........................................................            3.29
     Financial..........................................................            3.24
     Transportation.....................................................            4.59


     'Moody's Eligible Assets' means:

          (i) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

          (ii) Short-Term Money Market Instruments;

          (iii) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

          (iv) preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least 'baa3' by Moody's (or in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or (2) are rated at least A by S&P and for this purpose have been assigned a Moody's equivalent rating of at least 'baa3'), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least 'a1' by Moody's or, if not rated by Moody's, are rated at least AA by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least 'aa' by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate market value of the Company's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000;


          (v) common stocks (A) (i) which are traded in the United States on a national securities exchange or in the over-the-counter market, (ii) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (iii) which may be sold without restriction by the Fund; provided, however, that
     (1) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate market value of the Fund's holdings of the common stock of any issuer shall not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the market value of such common stocks, and (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are dollar-denominated American Depository Receipts ('ADRs') which are traded in the United States on a national securities exchange or in the over-the-counter market and are issued by banks formed under the laws of the United States, its states, commonwealths, territories and possessions, including the District of Columbia; provided, however, that the aggregate market value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (i) 6% of the aggregate market value of the outstanding shares of common stock of the issuer thereof or (ii) 10% of the market value of Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction, other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;


          (vi) U.S. Government Obligations;

          (vii) corporate bonds (A) which may be sold without restriction by the Fund and are rated at least B3 (Caa subordinate) by Moody's (or, in the event the bond is not rated by Moody's, the bond is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3,
     (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate market value of the Fund's holdings do not exceed 10% of the aggregate market value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an Indenture Trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

          (viii) convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Fund's investment in preferred stock, common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing Moody's industry and sub-industry categories) in order to be included in Moody's Eligible Assets:

Issuer:

                                                              NON-UTILITY         UTILITY
                                                             MAXIMUM SINGLE    MAXIMUM SINGLE
                   MOODY'S RATING(1)(2)                       ISSUER(3)(4)      ISSUER(3)(4)
----------------------------------------------------------   --------------    --------------
'aaa', Aaa................................................         100%              100%
'aa', Aa..................................................          20                20
'a', A....................................................          10                10
CS/CB, 'Baa', Baa(5)......................................           6                 4
Ba........................................................           4                 4
B1/B2.....................................................           3                 3
B3 (Caa subordinate)......................................           2                 2

Industry and State:

                                             NON-UTILITY       UTILITY MAXIMUM
                                            MAXIMUM SINGLE          SINGLE          UTILITY MAXIMUM
            MOODY'S RATING(1)                INDUSTRY(3)      SUB-INDUSTRY(3)(6)    SINGLE STATE(3)
-----------------------------------------   --------------    ------------------    ---------------
'aaa', Aaa...............................         100%                100%                100%
'aa', Aa.................................          60                  60                  20
'a', A...................................          40                  50                  10(7)
CS/CB, 'baa', Baa(5).....................          20                  50                   7(7)
Ba.......................................          12                  12                 N/A
B1/B2....................................           8                   8                 N/A
B3 (Caa subordinate).....................           5                   5                 N/A

------------

(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.

                            ------------------------

and provided, further, that the Fund's investments in auction rate preferred stocks described in clause (iv) above will be included in Moody's Eligible Assets only to the extent that the aggregate market value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate market value of those investments excluded from Moody's Eligible Assets pursuant to the immediately preceding proviso; and

          (ix) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(E) of the definition of 'Basic Maintenance Amount' may be includible in Moody's Eligible Assets.

     '1940 Act' means the Investment Company Act of 1940, as amended.

     'Notice of Redemption' has the meaning set forth on page 24 of this Prospectus.


     'Paying Agent' means The Bank of New York and its successors or any other paying agent appointed by the Fund.

     'Portfolio Calculation' means the aggregate Discounted Value of all Moody's Eligible Assets.

     'Preferred Stock' means the preferred stock, par value $.01 per share, of the Fund, and includes the Cumulative Preferred Stock.


     'Redemption Price' has the meaning set forth on page 23 of this Prospectus.


     'Short-Term Money Market Instruments' means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

          (i) U.S. Government Obligations;

          (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's;

          (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the
     Fund);

          (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

     'S&P' means Standard & Poor's Ratings Services.

     'U.S. Government Obligations' means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     'Valuation Date' means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.

_____________________________                      _____________________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISER OR THE UNDERWRITER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCE IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

                               ------------------

                               TABLE OF CONTENTS


                                                                                                                               PAGE
                                                                                                                               ----

Prospectus Summary..........................................................................................................     3
Tax Attributes of Preferred Stock Dividends.................................................................................    10
Financial Highlights........................................................................................................    12
The Fund....................................................................................................................    13
Use of Proceeds.............................................................................................................    13
Capitalization..............................................................................................................    13
Portfolio Composition.......................................................................................................    14
Investment Objective and Policies...........................................................................................    14
Investment Advisory and Other Services......................................................................................    20
Description of Cumulative Preferred Stock...................................................................................    21
Description of Capital Stock................................................................................................    27
Taxation....................................................................................................................    28
Custodian, Transfer Agent and Dividend-Paying Agent.........................................................................    32
Underwriting................................................................................................................    32
Legal Matters...............................................................................................................    33
Experts.....................................................................................................................    33
Additional Information......................................................................................................    33
Table of Contents of Statement of Additional Information....................................................................    34
Glossary....................................................................................................................    35


                                 800,000 SHARES

                                  ROYCE GLOBAL
                                  TRUST, INC.

                           % CUMULATIVE PREFERRED STOCK

                                  ------------


                                   PROSPECTUS
                               NOVEMBER   , 1997


                                  ------------

                               SMITH BARNEY INC.

_____________________________                      _____________________________

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.


                 SUBJECT TO COMPLETION, DATED NOVEMBER 14, 1997


STATEMENT OF ADDITIONAL INFORMATION

                                 800,000 SHARES
                            ROYCE GLOBAL TRUST, INC.
                            % CUMULATIVE PREFERRED STOCK
                   (LIQUIDATION PREFERENCE $25.00 PER SHARE)

     The   % Cumulative Preferred Stock, liquidation preference $25.00 per share
(the 'Cumulative Preferred Stock'), to be issued by Royce Global Trust, Inc. (the 'Fund') will be senior securities of the Fund. The Fund will use the net proceeds of the offering to purchase additional portfolio securities in accordance with its investment objective and policies.

     The Fund is a closed-end diversified management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks by normally investing more than 75% of its assets in common stocks, convertible preferred stocks, convertible debentures and other equity securities. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311. Royce & Associates, Inc. is its investment adviser.


     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus (dated November , 1997). Please retain this document for future reference. To obtain an additional copy of the Prospectus, the Fund's Annual Report to Stockholders for the year ended December 31, 1996 or the Fund's Semi-Annual Report to Stockholders for the six months ended June 30, 1997, please call Investor Information at 1-800-221-4268. Defined terms used herein have the meanings assigned to them in the Prospectus.


                            ------------------------

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----

Principal Stockholders.....................................................................................   B-2
Directors and Officers.....................................................................................   B-2
Code of Ethics and Related Matters.........................................................................   B-5
Investment Advisory and Other Services.....................................................................   B-5
Brokerage Allocation and Other Practices...................................................................   B-6
Net Asset Value............................................................................................   B-7
Financial Statements.......................................................................................   B-7



Dated November   , 1997

                             PRINCIPAL STOCKHOLDERS


     As of September 30, 1997, the following persons owned of record or were known by the Fund to have owned beneficially 5% or more of the 7,998,419 shares of its Common Stock then outstanding:



              NAME AND ADDRESS                   TYPE AND PERCENTAGE OF OWNERSHIP
---------------------------------------------  ------------------------------------

Charles M. Royce                               625,400 shares -- Beneficial (sole      7.8%
1414 Avenue of the Americas                    voting and sole investment power)
New York, NY 10019

Magten Asset Management Corp.                  1,373,000 shares -- Beneficial         17.2%(1)
35 East 21st Street                            (shared voting and sole investment
New York, NY 10022                             power)

Financial & Investment Management              591,515 shares -- Beneficial (shared    7.4%
  Group, Ltd.                                  voting and sole investment power)
417 St. Joseph Street
P.O. Box 40
Suttons Bay, MI 49682

Wachovia Corporation                           581,182 shares -- Beneficial (voting    7.3%
100 North Main Street                          and sole investment power)
Winston Salem, NC 27150

Depository Trust Company                       6,904,594 shares -- Record             86.3%
Cede & Co.
P.O. Box 20 Bowling Green Station
New York, NY 10274


------------

(1) Of this 17.2%, General Motors Employees Domestic Group Pension Trust, an advisory client of Magten Asset Management Corp., has an interest with respect to more than 5% of the Fund's outstanding shares of Common Stock.


     All directors and officers of the Fund as a group owned approximately 8.2% of the Fund's outstanding shares of Common Stock as of such date.


                             DIRECTORS AND OFFICERS

     The following table sets forth certain information as to each director and officer of the Fund.

                                             POSITION WITH        PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
          NAME AND ADDRESS                      THE FUND                   DURING THE LAST FIVE YEARS
-------------------------------------   ------------------------  ---------------------------------------------
Charles M. Royce* (58)                  Director, President and   President, Managing Director (since April
1414 Avenue of the Americas               Treasurer               1997), Secretary, Treasurer, sole director
New York, NY 10019                                                and sole voting shareholder of Royce &
                                                                  Associates, Inc. ('Royce'), formerly named
                                                                  Quest Advisory Corp., the Fund's investment
                                                                  adviser; Trustee, President and Treasurer of
                                                                  The Royce Fund ('TRF'), an open-end
                                                                  diversified management investment company of
                                                                  which Royce is the principal investment
                                                                  adviser, and its predecessors; Director,
                                                                  President and Treasurer of Royce Micro-Cap
                                                                  Trust, Inc. ('RMCT') (since September 1993),
                                                                  Royce Value Trust, Inc. ('RVT') and the Fund
                                                                  (since October 1996), closed-end diversified
                                                                  Royce is the investment adviser; Presi-



                                             POSITION WITH        PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
          NAME AND ADDRESS                      THE FUND                   DURING THE LAST FIVE YEARS
-------------------------------------   ------------------------  ---------------------------------------------
                                                                  dent and Treasurer of Royce Capital Fund
                                                                  ('RCF') (since December 1996), an open-end
                                                                  diversified management investment company of
                                                                  which Royce is the investment adviser (TRF,
                                                                  RMCT, RVT, RCF and the Fund collectively,
                                                                  'The Royce Funds'); Secretary and sole di-
                                                                  rector and shareholder of Royce Fund
                                                                  Services, Inc. ('RFS'), formerly named Quest
                                                                  Distributors, Inc., the distributor of TRF's
                                                                  shares; and managing general partner of Royce
                                                                  Management Company ('RMC'), formerly named
                                                                  Quest Management Company, a registered in-
                                                                  vestment adviser, and its predecessor.
Richard M. Galkin (59)                  Director                  Private investor and President of Richard M.
5284 Boca Marina                                                  Galkin Associates, Inc., tele- communications
Boca Raton, FL 33487                                              consultants.
Stephen L. Isaacs (58)                  Director                  President of The Center for Health and Social
65 Harmon Avenue                                                  Policy since September 1996; President of
Pelham, NY 10803                                                  Stephen L. Isaacs Associates, Consultants;
                                                                  and Director of Columbia University
                                                                  Development Law and Policy Program and
                                                                  Professor at Columbia University until August
                                                                  1996.
William L. Koke (63)                    Director                  Registered investment adviser and financial
73 Pointince Road                                                 planner with Shoreline Financial Consultants.
Westbrook, CT 06498
David L. Meister (57)                   Director                  Consultant to the communications industry
111 Marquez Place                                                 since January 1993; and Executive Officer of
Pacific Palisades, CA 90272                                       Digital Planet Inc. from April 1991 to
                                                                  December 1992.
John D. Diederich* (46)                 Vice President            Director of Administration of The Royce
1414 Avenue of the Americas                                       Funds; Vice President of the Fund (since
New York, NY 10019                                                October 1996), of RMCT and RVT (since April
                                                                  1997) and of RCF (since December 1996);
                                                                  Director of RMCT and RVT (since July 1997);
                                                                  President of RFS (since November 1995); and
                                                                  President of Fund/Plan Services, Inc. from
                                                                  January 1988 to December 1992.
Jack E. Fockler, Jr.* (39)              Vice President            Managing Director (since April 1997) and Vice
1414 Avenue of the Americas                                       President (since August 1993) of Royce,
New York, NY 10019                                                having been employed by Royce since October
                                                                  1989; Vice President of the Fund (since October
                                                                  1996), of RCF (since December 1996) and of the
                                                                  other Royce Funds (since April 1995); and
                                                                  General Partner of RMC and its predecessor.
W. Whitney George* (39)                 Vice President            Managing Director (since April 1997) and Vice
1414 Avenue of the Americas                                       President (since August 1993) of Royce,
New York, NY 10019                                                having been employed by Royce since October
                                                                  1991; Trustee and Vice President of RCF
                                                                  (since December 1996); Vice President of the
                                                                  Fund (since October 1996) and of the other
                                                                  Royce Funds (since April 1995); and General
                                                                  Partner of RMC and its predecessor.

                                             POSITION WITH        PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
          NAME AND ADDRESS                      THE FUND                   DURING THE LAST FIVE YEARS
-------------------------------------   ------------------------  ---------------------------------------------
Daniel A. O'Byrne* (35)                 Vice President and        Vice President of Royce (since May
1414 Avenue of the Americas                Assistant Secretary    1994), having been employed by Royce
New York, NY 10019                                                since October 1986; and Vice President
                                                                  of the Fund (since October 1996), of
                                                                  RCF (since December 1996) and of the
                                                                  other Royce Funds (since July 1994).

John E. Denneen* (30)                   Secretary
1414 Avenue of the Americas                                       Associate General Counsel and Chief
New York, NY 10019                                                Compliance Officer of Royce (since May
                                                                  1996); Secretary of the Fund (since
                                                                  October 1996), of RCF (since December
                                                                  1996) and of the other Royce Funds
                                                                  (since June 1996); and Associate of
                                                                  Seward & Kissel from September 1992
                                                                  to May 1996.


------------

* An 'interested person' of the Fund and/or Royce under Section 2(a)(19) of the 1940 Act.

                            ------------------------
     Normally, holders of shares of the Preferred Stock of the Fund, including the Cumulative Preferred Stock, voting as a separate class, will elect two members of the Fund's Board of Directors, and holders of the Preferred Stock, including Cumulative Preferred Stock, and the Common Stock, voting as a single class, will elect the remaining directors. See 'Description of Cumulative Preferred Stock -- Voting Rights' in the Prospectus. Messrs. Isaacs and Meister have been designated as the Preferred Stock directors, subject to election at the first meeting of the Fund's stockholders to be called after issuance of the Cumulative Preferred Stock.


     All of the Fund's directors are also trustees of TRF and, with the exception of Mr. Koke, trustees of RCF and directors of RMCT and RVT.


     The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of the independent auditors for the Fund and for conducting post-audit reviews of its financial condition with such auditors.

REMUNERATION OF DIRECTORS

     Set forth below is the compensation paid by the Fund and the other registered investment companies comprising The Royce Funds to each director of the Fund for the year ended December 31, 1996.


                                                                                            TOTAL
                                                                     AGGREGATE          COMPENSATION
                                                                 COMPENSATION FROM    FROM THE FUND AND
                           DIRECTOR                                  THE FUND         OTHER ROYCE FUNDS
--------------------------------------------------------------   -----------------    -----------------

Charles M. Royce..............................................        $     0              $     0
Richard M. Galkin.............................................          3,500               64,000
Stephen L. Isaacs.............................................          3,500               64,000
William L. Koke...............................................              0               25,750
David L. Meister..............................................          3,500               64,000


     Fees paid to these directors aggregated $10,500 for the year ended December 31, 1996.


     For 1996, each of the Fund's current non-affiliated directors received a base fee at the annual rate of $7,500 plus $750 for each meeting of the Board of Directors attended. No current director of the Fund received remuneration for services as a director for the year ended December 31, 1996 in addition to or in lieu of this standard arrangement. For 1997, the Fund's non-affiliated directors will receive a base fee of $2,500 plus $250 for each meeting attended.

                       CODE OF ETHICS AND RELATED MATTERS

     Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC ('Royce-related persons') and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are U.S. Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or employer-sponsored automatic payroll deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

     Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation guidelines and procedures. See 'Brokerage Allocation and Other Practices'.


     As of September 30, 1997, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $34.1 million, and their equity interests in Royce-related private investment companies totalled approximately $3.5 million.


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY FEE

     For the six months ended June 30, 1997, Royce voluntarily waived its total investment advisory fee of $226,989. For the period from November 1, 1996 through December 31, 1996, Royce likewise waived the total investment advisory fee of $73,772.

     Prior to November 1, 1996, the Fund was party to a management agreement with Veitia and Associates, Inc. to conduct the management and investment activity of the Fund. That agreement provided for management fees, computed daily and payable monthly, at an annualized rate of 1.0% of the Fund's average daily net assets up to the first $100 million of net assets; 0.85% of 1% of average daily net assets in excess of $100 million and up to $250 million; and 0.70% of 1% of average daily net assets in excess of $250 million. For the period January 1, 1996 through October 31, 1996, the Fund accrued and paid management fees totaling $349,725. For the years ended December 31, 1995 and 1994, the Fund accrued and paid management fees totaling $413,686 and $434,386, respectively.

OTHER

     The Investment Advisory Agreement provides that the Fund may use 'Royce' as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name 'Royce' is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

     The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement will remain in effect until April 30, 1998 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

SERVICE CONTRACT WITH STATE STREET

     State Street Bank and Trust Company, the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time, and generally assisting in the preparation of reports to the Fund's stockholders, to the Commission and others, in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and the Bank. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $99,627, $159,916 and $208,485, respectively, in fees to the Fund's custodians and transfer agents.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

     Royce is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Fund.

     Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund.

     During the year ended December 31, 1996, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.


     During each of the three years ended December 31, 1996, 1995 and 1994, the Fund paid brokerage commissions of approximately $204,000, $160,000 and $52,000, respectively.


     The Underwriter has effected purchases and sales of the portfolio securities of the Fund and of other accounts managed by Royce and RMC and may be chosen to effect future transactions for the Fund and such other accounts.

                                NET ASSET VALUE

     The Fund calculates the net asset value of its shares of Common Stock daily and makes that information available daily by telephone (800-221-4268) and weekly for publication. Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly. Net asset value per share of Common Stock is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each day on which the Exchange is open. The net asset value of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preference of its outstanding shares of Preferred Stock, by the total number of shares of the Common Stock outstanding.

     In determining net asset value, securities listed on an exchange or on the National Association of Securities Dealers Automated Quotation System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their electronically-reported bid price for exchange-listed securities and at the average of their electronically-reported bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their electronically-reported bid price or, if there is no such price, then at their representative bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Notwithstanding the above, bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     The offering costs of the Cumulative Preferred Stock (including the underwriting discount) will be charged to additional paid-in capital.

                              FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended December 31, 1996, together with the report of Ernst & Young LLP thereon, and the unaudited financial statements included in the Semi-Annual Report to the Fund's Stockholders for the six months ended June 30, 1997 are incorporated herein by reference.

                                     PART C
                                OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements
            Included in Part A:
            - Selected Per Share Data and Ratios for the six months ended June
              30, 1997 (unaudited), the eight years ended December 31, 1996 and the period March 2, 1988 (commencement of operations) to December 31, 1988.


            Incorporated by reference in Part B:
            - Schedule of Investments at June 30, 1997 (unaudited)*
            - Statement of Assets and Liabilities at June 30, 1997 (unaudited)*
            - Statement of Operations for the six months ended June 30, 1997
              (unaudited)*
            - Statement of Changes in Net Assets for the six months ended June
              30, 1997 (unaudited) and for the year ended December 31, 1996*
            - Selected Per Share Data and Ratios for the six months ended June
              30, 1997 (unaudited), the eight years ended December 31, 1996 and the period March 2, 1988 (commencement of operations) to December 31, 1988*
            - Notes to Financial Statements (unaudited)*

            - Schedule of Investments at December 31, 1996**
            - Statement of Assets and Liabilities at December 31, 1996**
            - Statement of Operations for the year ended December 31, 1996**
            - Statement of Changes in Net Assets for the years ended December
              31, 1996 and 1995**
            - Statement of Cash Flows for the year ended December 31, 1996**
            - Selected Per Share Data and Ratios for the eight years ended
              December 31, 1996 and the period March 2, 1988 (commencement of operations) to December 31, 1988**
            - Notes to Financial Statements**
            - Report of Independent Accountants**

---------------
* Incorporated by reference to the Registrant's 1997 Semi-Annual Report to Stockholders for the six months ended June 30, 1997 (the "1997 Semi-Annual Report"), filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

** Incorporated by reference to the Registrant's 1996 Annual Report to Stockholders for the year ended December 31, 1996, filed with the Commission pursuant to Rule 30b2-1 under the 1940 Act.


      2     Exhibits

            (a)(1) Articles of Amendment and Restatement to the Articles of
                   Incorporation.(1)
               (2) Articles of Correction to the Articles of Incorporation.(1)
               (3) Form of Articles Supplementary of the Registrant to be filed with the Maryland State Department of Assessments and
                   Taxation.
            (b)    Amended and Restated By-laws of the Registrant.(2)
            (c)    Not applicable.
            (d)(1) Form of specimen certificate for    % Cumulative Preferred
                   Stock.(3)
               (2) Portions of the Articles Supplementary of the Registrant
                   defining the rights of holders of    % Cumulative Preferred
                   Stock.(4)
            (e)    Amended and Restated Distribution Reinvestment and Cash
                   Purchase Plan.(3)
            (f)    Not applicable.
            (g)(1) Form of Investment Advisory Agreement between the Registrant and Royce & Associates, Inc. ("Royce").(1)
               (2) Form of Letter Agreement dated           , 1997 by and
                   between the Registrant and Royce.
            (h)    Form of Underwriting Agreement.(3)
            (i)    Not applicable.
            (j)    Custodian Contract with State Street Bank and Trust
                   Company.(3)
            (k)(1) Registrar, Transfer Agent and Dividend Paying Agency
                   Agreement between Registrant and


                   State Street Bank and Trust Company ("State Street").(3)
               (2) Form of Registrar, Transfer Agent and Paying Agency Agreement
                   between the Registrant and State Street.
            (l) Opinion and Consent of Stradley Ronon Steven & Young, LLP, counsel to the Registrant.
            (m)    Not applicable.
            (n)(1) Consent of Ernst & Young LLP, independent auditors for the
                   Registrant.
               (2) Consent of KPMG Peat Marwick LLP, independent auditors.
            (o)    Not applicable.
            (p)    Not applicable.
            (q)    Not applicable.
            (r)    Financial Data Schedule.



---------------
(1) Incorporated by reference to Amendment No. 8 to the Registrant's Registration Statement on Form N-2, filed with the Commission on November 21, 1996 (File No. 811-5397) (the "1940 Act Registration Statement").
(2) Incorporated by reference to the Registrant's Annual Report on Form N-SAR, filed with the Commission on February 28, 1997.

(3) Incorporated by reference to the Registrant's Registration Statement a Form N-2, filed with the Commission on August 25, 1997 (File No. 333-34325).
(4) Reference is made to (i) Article IV, Article VI and Article VIII of the Registrant's Articles of Amendment and Restatement to the Articles of Incorporation, previously filed as Exhibit (a) to the 1940 Act Registration Statement; (ii) Article I and Article IV of the Registrant's Amended and Restated By-laws, previously filed as Exhibit (b) to the 1940 Act Registration Statement; and (iii) Article II of the Registrant's Articles Supplementary, filed as Exhibit (a)(3) to this Registration Statement.

*   To be filed by amendment.


ITEM 25.    MARKETING ARRANGEMENTS

     See Exhibit (h)(1) to this Registration Statement.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


      Registration fees............................................... $  6,061
      Listing fees....................................................   10,000
      Printing expenses (other than stock certificates)...............   35,000
      Accounting fees and expenses....................................   12,500
      Legal fees and expenses.........................................   90,000
      Rating Agency fees..............................................   20,000
      Miscellaneous ..................................................   16,439
                                                                       --------
               Total ................................................. $190,000
                                                                       ========





ITEM 27.    PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES


     The following information is given as of September 30, 1997:


                                                                   NUMBER OF
        TITLE OF CLASS                                          RECORD HOLDERS
        --------------                                          --------------

Common Stock ($.01 par value).................................      1,751

Preferred Stock ($.01 par value)..............................          0


ITEM 29.    INDEMNIFICATION

      Section 2-418 of the General Corporation Law of the State of Maryland,
Article VII of the Registrant's Articles of Amendment and Restatement to the Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement, Article V of the Registrant's Amended and Restated By-laws, previously filed as an Exhibit to the Registrant's Annual Report on Form N-SAR for the year ended December 31, 1996, the form of Investment Advisory Agreement, previously filed as Exhibit (g) to the 1940 Act Registration Statement, and the form of Underwriting Agreement, filed as Exhibit (h) to this Registration Statement, each provide for indemnification.

      The Investment Advisory Agreement between the Registrant and Royce obligates the Registrant to indemnify Royce and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Royce in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Registrant. Royce is not entitled to indemnification in respect of any liability to the Registrant or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or reckless disregard.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      The Registrant, its officers and directors, Royce and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Registrant's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $10,000,000, with a deductible amount of $150,000.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

      Records are located at:

      1.    Royce Global Trust, Inc., 10th Floor
            1414 Avenue of the Americas
            New York, New York  10019
            (Corporate records and records relating to the function of Royce as investment adviser)

      2.    State Street Bank and Trust Company
            P.O. Box 9061
            Boston, Massachusetts  02205-8686
            Attention:  Royce Global Trust, Inc.
            (Records relating to its functions as Custodian, Registrar and Transfer Agent and Dividend Paying Agent for the Registrant)

ITEM 32.    MANAGEMENT SERVICES

     Not applicable.

ITEM 33.    UNDERTAKINGS

     Not applicable.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th day of November, 1997.


                                                ROYCE GLOBAL TRUST, INC.
                                                (Registrant)

                                                By: /s/ Charles M. Royce
                                                   ---------------------
                                                        Charles M. Royce
                                                        President


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:






    Name                           Title                               Date
    ----                           -----                               ----

/s/ Charles M. Royce
-------------------------   Director, President and Treasurer     November 11, 1997
Charles M. Royce            (Principal Executive, Financial and
                            Accounting Officer)

/s/ Richard M. Galkin
-------------------------   Director                              November 11, 1997
Richard M. Galkin

/s/ Stephen L. Isaacs
-------------------------   Director                              November 11, 1997
Stephen L. Isaacs

/s/ William L. Koke
-------------------------   Director                              November 11, 1997
William L. Koke

/s/ David L. Meister
-------------------------   Director                              November 11, 1997
David L. Meister





                          STATEMENT OF DIFFERENCES


The dagger symbol shall be expressed as.........................'D'
The double dagger symbol shall be expressed as..................'DD'

                                    EXHIBIT INDEX
                                    -------------


Exhibit
Number
------

(a)(3)            Form of Articles Supplementary
(g)(2)            Form of Letter Agreement
(k)(2)            Form of Registrar, Transfer Agent and
                  Paying Agency Agreement
(l)               Opinion and Consent of Stradley Ronon Steven & Young, LLP
(n)(1)            Consent of Ernst & Young LLP
(n)(2)            Consent of KPMG Peat Marwick LLP
(r)               Financial Data Schedule